                                                                   EXHIBIT 10(t)


                          Dated as of August 29, 1997


Plains Marketing & Transportation Inc.
1600 Smith Street
Houston, TX 77002

  Re:  Amendment No. 6 to Uncommitted Secured
       Demand Transactional Line of Credit Facility
       --------------------------------------------

Gentlemen:

  Reference is made to that certain letter agreement outlining the parameters of an uncommitted secured demand transactional line of credit facility dated August 23, 1995 (as further amended to date and including all exhibits, schedules and annexes thereto, the "Marketing Letter Agreement") among BankBoston, N.A. (f/k/a The First National Bank of Boston) ("BKB"), Internationale Nederlanden (U.S.) Capital Corporation ("ING"), Den Norske Bank ASA, Comerica Bank-Texas, Wells Fargo Bank (Texas), National Association and such other banks as may from time to time become parties thereto, (collectively, the "Lenders") and BKB, as agent for the Lenders (in such capacity, the "Agent") and Plains Marketing & Transportation Inc. (the "Borrower"). All capitalized terms used herein without definition which are defined in the Marketing Letter Agreement shall have the same meaning herein as therein.

  The Borrower, the Lenders and the Agent wish to amend certain terms of the Marketing Letter Agreement as follows:

  1. FINANCIAL AND OTHER GUIDELINES. Schedule 4 to the Marketing Letter Agreement is hereby amended as follows:

  (a) paragraph (xi) of Schedule 4 is amended and restated in its entirety to read as follows:

  "(xi) Borrower shall not create, assume, suffer to exist or incur any Indebtedness other than Indebtedness incurred in connection with the Accommodations and Indebtedness as a guarantor of obligations of Resources arising under the Resource Credit Agreement and that certain Indenture dated as of March 15, 1996 among Resources, certain subsidiaries of Resources and Texas Commerce Bank National Association as Trustee, pursuant to which Resources issued 10 1/4% Senior Subordinated Notes due 2006, Series A and Series B, in the aggregate principle amount of $150,000,000 and that certain Indenture dated as of July 21, 1997 among Resources, certain subsidiaries of Resources and Texas Commerce Bank National Association as Trustee,
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pursuant to which Resources issued 10 1/4% Senior Subordinated Notes due 2006,
Series C and Series D, in the aggregate principal amount of $50,000,000 and an unsecured inter-company line of credit provided by Resources to the Borrower in the amount of $15,000,000, the proceeds of which are to be used to finance the purchase and physical storage of crude oil which is fully hedged on the NYMEX and located in the Cushing Terminal or which is in transit in specified pipelines approved by the Lenders and listed on Schedule 5 hereto. "INDEBTEDNESS" means all obligations contingent or otherwise incurred in connection with the borrowing of money or the extension of credit (other than trade debt incurred on an open account basis customarily extended in the ordinary course of business in connection with normal purchases of goods and services) including without limitation capitalized lease obligations (except such obligations respecting leases of office computers and similar general purpose supplies and equipment leases in an amount not to exceed $50,000 and obligations respecting truck leases) and guaranties or other contingent obligations relating to obligations of others which would be classified as Indebtedness".

     2. SECURITY. The Borrower hereby confirms that the reference to "Marketing Letter Agreement" in the term "Marketing Obligations" as used in that certain Security Agreement dated as of August 23, 1995 between the Borrower and the Agent includes the Marketing Letter Agreement as amended hereby and that references to the Demand Loans and L/C's issued pursuant to the Marketing Letter Agreement refers to all Demand Loans and L/C's issued pursuant to the Marketing Letter Agreement, as amended hereby.

     3. CONDITIONS PRECEDENT. This Amendment shall become effective upon receipt by the Agent of a counterpart of this Amendment duly signed where indicated below by each Lender, the Agent, the Borrower and the Plains Resources Inc.
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                                      -3-

     If you agree to and accept the foregoing amendment, please so indicate by signing a counterpart of this letter and returning it to the Agent. Upon satisfaction of the conditions set forth in Section 3 hereof, this Amendment shall take effect as a binding agreement among us, to be construed and enforceable in accordance with the laws of The Commonwealth of Massachusetts.

                                 PLAINS MARKETING &
                                 TRANSPORTATION INC.


                                 By:  /s/MICHAEL R. PATTERSON
                                 Name:   Michael R. Patterson
                                 Title:  Vice President


                                 BANKBOSTON, N.A.,
                                 Individually and as Agent

                                 By:  /s/ TERRANCE RONAN
                                 Name:   Terrence Ronan
                                 Title:  Vice President


                                 INTERNATIONALE NEDERLANDEN (U.S.)
                                 CAPITAL CORPORATION

                                 By:  /s/ CHRISTOPHER R. WAGNER
                                 Name:   Christopher R. Wagner
                                 Title:  Vice President


DEN NORSKE BANK ASA              DEN NORSKE BANK ASA

By:  /s/ BYRON L. COOLEY         By:  /s/ WILLIAM V. MOYER
Name:   Byron L. Cooley          Name:   William V. Moyer
Title:  Senior Vice President    Title:  First Vice President
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                                      -4-

                                 COMERICA BANK-TEXAS


                                 By:  /s/ JAMESKIMBLE
                                 Name:   James Kimble
                                 Title:  Assistant Vice President


                                 WELLS FARGO BANK (TEXAS),
                                 NATIONAL ASSOCIATION


                                 By: /s/ ANN RHOADS
                                 Name:   Ann Rhoads
                                 Title:  Vice President
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                                      -5-

                           RATIFICATION OF GUARANTY


  The undersigned Guarantor acknowledges and accepts the foregoing Amendment and ratifies and confirms in all respects such Guarantor's obligations under the Guaranty dated as of August 23, 1995 (the "Guaranty") executed and delivered by the Guarantor to the Agent and the Lenders. The undersigned Guarantor further agrees that references in the Guaranty to the Resources Credit Agreement shall be references to the Third Amended and Restated Credit Agreement dated as of April 11, 1996 among the undersigned Guarantor, ING as agent and the lenders named therein.


PLAINS RESOURCES INC.

    /s/ MICHAEL R. PATTERSON
By:     Michael R. Patterson
Title: Vice President